SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                October 22, 2001
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
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             (Exact name of Registrant as specified in its charter)



Delaware                       0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other               (Commission                (IRS Employer
 jurisdiction of               File Number)               Identification
 incorporation)                                           Number)



1999 Broadway, Suite 4300, Denver, CO                            80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
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             (Former name or address, if changed since last report)

Item 5:     Other Events

     On October 22, 2001 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant that it is reducing the operating rates of its U.S. melting operations in response to the downturn in the commercial aerospace business.


Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits

            Item No.  Exhibit List
            --------  ----------------------------------------------------------

            99.1      Press Release dated October 22, 2001 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       TITANIUM METALS CORPORATION
                                       (Registrant)




                                       By: /s/Joan H. Prusse
                                          --------------------------------------
                                          Joan H. Prusse
                                          Vice President, Deputy General Counsel
                                            and Secretary


Date: October 22, 2001

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                            CONTACT:

Titanium Metals Corporation                       Mark A. Wallace
1999 Broadway, Suite 4300                         Executive Vice President
Denver, Colorado 80202                              and Chief Financial Officer
                                                  (303) 296-5615


                          TIMET REDUCES OPERATING RATES

     DENVER, COLORADO . . . October 22, 2001 . . . Titanium Metals Corporation ("TIMET" or the "Company") (NYSE: TIE) announced today that it is reducing the operating rates of its U.S. melting operations in response to the downturn in the commercial aerospace business.

     TIMET said that operating rates are being reduced at both its Henderson, Nevada and Morgantown, Pennsylvania facilities. In Nevada, the Company is reducing its vacuum arc melting rates by about 40%. In Pennsylvania, the Company intends to stop production on one of its three electron beam ("EB") cold hearth melting operations by November 15 of this year and is reducing the operating rate on another EB furnace. Production in Pennsylvania will decline by about 20% after these decisions are fully implemented. These actions will result in the Company's employment levels declining by approximately 50 people, however, the Company anticipates further reductions in operating rates and employment levels in the future as demand for titanium products declines.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide integrated producer of titanium metal products. Information on TIMET is available on the World Wide Web at http://www.timet.com/.

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